UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 13, 2007

DYNTEK, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-11568	95-4228470
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No)

19700 Fairchild Road, Suite 230, Irvine, California 92612

(Address of principal executive offices)

(949) 271-6700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On April 13, 2007 (the “Closing Date”), DynTek, Inc. (the “Company”) entered into a Junior Secured Convertible Note Purchase Agreement (the “Note Purchase Agreement”) with Trust A-4 - Lloyd I. Miller (the “Lender”), pursuant to which the Company issued to the Lender a Junior Secured Convertible Promissory Note in the aggregate principal amount of $5.0 million (the “Note”) in reliance on Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder.

The interest rate for the Note is 9% per annum if paid in cash, or 13% per annum if paid in kind, which is at the Company’s election for the first three years. Principal will be payable at the maturity date of April 13, 2012, and interest will be payable quarterly in arrears beginning June 30, 2007, unless the Company chooses its payment in kind option, in which case interest will be added to the principal amount of the Note during the period that the Company continues such election. The Note may be converted into common stock of the Company at any time at the election of the holder at an initial conversion price of $0.175 per share of common stock, subject to certain adjustments set forth therein.

Proceeds from the issuance of the Note will be used to finance current operations, fund potential acquisitions and for general corporate purposes.

At any time until the Note has been repaid in full, the Company may, at its sole option, redeem a portion of the outstanding principal amount of the Note, from time to time, or the entire outstanding principal amount of the Note, plus any and all accrued but unpaid interest on such principal amount, through the date of repayment (such entire outstanding principal amount, plus all such accrued but unpaid interest, hereinafter referred to for purposes of this Agreement as the “Redemption Amount”) by paying to the holder of the Note: (i) 113% of the Redemption Amount if the date of repayment occurs any time prior to or on the first anniversary of the Closing Date; (ii) 109.75% of the Redemption Amount if the date of repayment occurs any time after the first anniversary of the Closing Date but prior to or on the second anniversary of the Closing Date; (iii) 106.50% of the Redemption Amount if the date of repayment occurs any time after the second anniversary of the Closing Date but prior to or on the third anniversary of the Closing Date; (iv) 103.25% of the Redemption Amount if the date of repayment occurs any time after the third anniversary of the Closing Date but prior to or on the fourth anniversary of the Closing Date; and (v)  100.00% of the Redemption Amount if the date of repayment occurs any time after the fourth anniversary of the Closing Date but prior to or on April 13, 2012.

Neither the Note nor the shares of common stock issuable upon conversion of the Note have been registered under the Securities Act, and the foregoing may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration. With respect to all or any part of the shares of common stock issuable by the Company upon the conversion of the Note (collectively, the “Registrable Securities”), the Company granted to the Lender piggyback registration rights in the event that the Company decides to register any of its securities for its own account or for the account of others, subject to certain exceptions as provided in Note Purchase Agreement.  Such piggyback registration rights expire on April 13, 2012.  If, on or after April 13, 2008, the Registrable Securities have not been registered by the Company pursuant to a piggyback registration, then the Lender shall have the right, subject to certain exceptions as provided in the Note Purchase Agreement, to request that the Company effect a registration covering the resale of any Registrable Securities that have not been previously registered pursuant to a piggyback registration.

Payment of all principal and interest under the Note, as well as performance thereunder of the obligations of the Company and DynTek Services, Inc., the Company’s wholly-owned subsidiary (“DSI”), are secured by a perfected security interest under a Security and Pledge Agreement entered into on April 13, 2007, by and among the Company, DSI and the Lender (the “Security Agreement”).  The Security Agreement grants to the Lender a lien to substantially all assets of the Company, which lien is subordinated to the perfected security interest held by certain other lenders described therein.

The Note Purchase Agreement contains customary negative covenants for loans of this type, including limitations on the Company with respect to capital expenditures, mergers and acquisitions, dispositions of assets, and future issuances of equity securities.  Any breach of the covenants under the Note Purchase Agreement may result in acceleration of the payment obligations under the Note.

As a result of the issuance of the Note, the conversion price of each of those certain Junior Secured Convertible Promissory Notes issued to the Lender on March 8, June 15 and September 26, 2006, has been reduced from $0.20 to $0.175 in accordance with the antidilution provisions contained therein.

The foregoing description of the Note Purchase Agreement, the Note, and the Security Agreement does not purport to be complete and is qualified in its entirety by reference to such documents, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. A copy of the press release announcing the private placement is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Current Report with respect to the Note Purchase Agreement, the Note and the Security Agreement is incorporated by this reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report with respect to the Note is incorporated by this reference into this Item 3.02.  The Note described in Item 1.01 above was offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 promulgated thereunder.  The agreements executed in connection therewith contain representations to support the Company’s reasonable belief that the Lender had access to information concerning its operations and financial condition, the Lender acquired the Note for its own account and not with a view to the distribution thereof, and that the Lender is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.  At the time of their issuance, the securities described in Item 1.01 above will be deemed to be restricted securities for purposes of the Securities Act and the certificates representing the securities shall bear legends to that effect.

Item 9.01                                             Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit Number	Description
10.1	Junior Secured Convertible Note Purchase Agreement, dated as of April 13, 2007, by and between DynTek, Inc. and Trust A-4 - Lloyd I. Miller.
10.2	Junior Secured Convertible Promissory Note, dated April 13, 2007, issued by DynTek, Inc. to Trust A-4 - Lloyd I. Miller.
10.3	Security and Pledge Agreement, dated as of April 13, 2007, by and between DynTek, Inc. and Trust A-4 - Lloyd I. Miller.
99.1	Press Release, dated April 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNTEK, INC.

Date: April 18, 2007	By:	/s/ Mark E. Ashdown
Mark E. Ashdown
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Junior Secured Convertible Note Purchase Agreement, dated as of April 13, 2007, by and between DynTek, Inc. and Trust A-4 - Lloyd I. Miller.
10.2	Junior Secured Convertible Promissory Note, dated April 13, 2007, issued by DynTek, Inc. to Trust A-4 - Lloyd I. Miller.
10.3	Security and Pledge Agreement, dated as of April 13, 2007, by and between DynTek, Inc. and Trust A-4 - Lloyd I. Miller.
99.1	Press Release, dated April 16, 2007.